UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


Date of report (Date of earliest event reported):  March 6, 2001


                          Holiday RV Superstores, Inc.
________________________________________________________________________________
               (Exact Name of Registrant as Specified in Charter)


                                   Delaware
                 ______________________________________________
                 (State or Other Jurisdiction of Incorporation)


         0-16448                                          59-1834763
________________________                       _________________________________
(Commission File Number)                       (IRS Employer Identification No.)


200 E. Broward, Suite 920, Ft. Lauderdale, Florida                  33301
________________________________________________________________________________
(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code:  (954) 522-9903


                                 Not Applicable
________________________________________________________________________________
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.   Other Events

         On March 13, 2001, the Registrant issued a press release announcing the registration of Ronald G. Huneycutt as the Registrant's President, Chief Executive Officer and Secretary, as well as a member of the board of directors and a member of the executive committee.

         The Registrant's board appointed Marcus Lemonis as President of the Registrant and appointed Michael S. Riley as interim Chief Executive Officer.

         A copy of the press release is attached to this Current Report on Form 8-K as an Exhibit and is incorporated by this reference.

Item 7.   Financial Statements and Exhibits.

         (a)      Financial Statements
                    None.

         (b)      Current Report on Form 8-K
                    None.

         (c)      Exhibits
                    99.1   Press Release.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  HOLIDAY RV SUPERSTORES, INC.


Dated:   March 13, 2001          By: /s/ Michael S. Riley
                                     ----------------------------------------
                                         Michael S. Riley
                                         Chairman of the Board and Chief
                                         Executive Officer

                                INDEX TO EXHIBITS

Exhibit No.                Description

    99.1                   Press Release dated March 13, 2001.

                                       4